Longleaf Partners Global Fund

(a series of Longleaf Partners Funds Trust)

Supplement dated December 22, 2025

To the Prospectus and Statement of Additional Information dated May 1, 2025, as

Supplemented August 25, 2025

On December 18, 2025, shareholders of Longleaf Partners International Fund (the “International Fund”) approved an Agreement and Plan of Reorganization (the “Merger”) pursuant to which the International Fund would transfer its assets and liabilities to Longleaf Partners Global Fund (the “Global Fund”) in exchange for shares of the Global Fund, to be effective after 3PM Eastern Time December 19, 2025 (the “Closing of the Merger”). The Closing of the Merger has been processed successfully, so all references to the International Fund in the Prospectus and Statement of Additional Information are hereby removed.

Further information about the Merger, including fees, expenses and a reduced expense cap for the Global Fund of 0.95% (through May 1, 2027) may be obtained by reviewing Form N-14 of Longleaf Partners Funds Trust, filed with the SEC November 28, 2025, and incorporated herein by reference.

This Supplement and the existing Prospectus and Statement of Additional Information dated May 1, 2025, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated May 1, 2025 have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling the Funds at 1-800-445-9469.

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